                               AIM WEINGARTEN FUND

[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                  APRIL 30, 1998

                               AIM WEINGARTEN FUND

                           For shareholders who seek

                          long-term growth of capital

                              through investments

                           primarily in common stocks

                           of leading U.S. companies

                            considered by management

                                 to have strong

                               earnings momentum.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year, all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98, (the most recent calendar quarter end) are as follows. For Class A shares, one year, 36.68%; five years, 17.30%; 10 years, 16.81%. Class B shares, one year, 38.44%; since inception (6/15/95) 23.19%. Class C shares produced cumulative total return of 12.23% from their inception (8/4/97) through 3/31/98.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter




                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
  [PHOTO OF        October 31, 1997, equity markets worldwide had just been
  Charles T.       shaken by the currency crisis in Southeast Asia. By the April
    Bauer,         30, 1998, end of this six-month reporting period, most
 Chairman of       markets had recovered nicely, with domestic equities reaching
 the Board of      new highs and European markets outdoing even the U.S.'s heady
   THE FUND        pace. Only Asian markets remained in the doldrums. Bonds have
 APPEARS HERE]     turned in a solid performance with generous real returns,
                   though not as spectacular as some had predicted when the Asian crisis first broke.
                        Good economic news has been arriving almost daily early
                   in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, will continue for the foreseeable future.
    Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates--or more ominous occurrences such as wars--that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months, you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND PERFORMANCE SOLID AS MARKETS
SHRUG OFF "ASIAN FLU"

A roundtable discussion with the management team for AIM Weingarten Fund for the six-month period ended April 30, 1998.
--------------------------------------------------------------------------------

Q. THE MARKETS PERFORMED A TURNAROUND DURING THE SIX MONTHS ENDED APRIL 30, COMING BACK FROM THE STEEP DECLINE LATE IN OCTOBER 1997. HOW DID THE FUND DO IN THIS ENVIRONMENT?

A. Fund performance was very good: 17.94% total return for Class A shares, 17.52% for Class B shares, and 17.57% for Class C shares. This essentially matches the performance of other growth funds included in the Lipper Growth Fund Index, which produced total return of 18.15% over the same period. Net assets continued to grow nicely, as shown in the chart.

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
 $6.36               $7.33
billion             billion

10/31/97            4/30/98
================================================================================

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A. During the first half of the reporting period, Asia's currency and market crises dampened stock market performance dramatically. Investors gravitated toward widely traded blue chip stocks, so mid-size stocks were particularly hard hit. While predominantly a large-cap mutual fund, AIM Weingarten Fund has a big stake in smaller companies also--about one-third of net assets were mid-capitalization stocks at the close of the reporting period. So when markets focus so intensely on the very largest companies--the so-called "mega-caps"--those mid-cap Fund holdings tend to underperform.
        As the new year unfolded, however, the markets seemed to shrug off Asia's difficulties. The much-anticipated slowdown in the U.S. economy, predicted to result from the Asian troubles, has been less serious than expected. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, perhaps as a consequence, remained low. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years. Fund performance rebounded, too, and during the latter half of the reporting period, the Fund outperformed both the S&P 500 and the Lipper Growth Fund Index.

Q.  DID YOU ALTER THE PORTFOLIO AS MARKET CONDITIONS CHANGED?

A. Not drastically. We trimmed holdings of energy stocks, which fell out of favor in the wake of the Asian situation. We slightly increased our holdings in the health-care sector. Financial stocks and technology stocks remained our two largest sector weightings even though we did not increase or decrease holdings of either group very much.

Q. WHY ARE FINANCIAL STOCKS STILL ATTRACTIVE? THEY WERE PROMINENT IN THE PORTFOLIO SIX MONTHS AGO AS WELL.

A. Traditionally, financial stocks--companies like banks and brokerage houses--have not been thought of as growth stocks. But we follow earnings growth for individual companies, so our model picks up sectors that are showing relative earnings momentum. This pulls us into sectors that may grow very well for a few years that a traditional growth manager might not even consider. With financial markets ebullient, interest rates stable, and the trend toward globalization and consolidation unabated, financial stocks have certainly shown growth-stock-like profits recently. At approximately 20% of net assets, financials represented the largest sector weighting in the Fund's portfolio at the reporting period's close, as they did six months earlier.
        Emblematic of what is going on in this field is the merger, announced in April, of insurance giant Travelers Group, Inc. and major money-center banker Citicorp--two stocks in the portfolio. This is the largest corporate merger in history; it melds two financial-services leaders that both reported solid earnings for the first quarter of 1998.

Q. YOU SAY TECHNOLOGY, A TRADITIONAL GROWTH SECTOR, IS YOUR SECOND-LARGEST WEIGHTING. WHY?

A. This sector was not generally in favor during much of the reporting period because of the Asian downdraft and because a few leading companies reported disappointing earnings.
        Nevertheless, the technology sector is still doing well. For example, personal computer sales were up 16 percent in the U.S. during the first quarter of 1998. This was good news for portfolio holdings such as Dell Computer Corp., which has reported a string of earnings increases, and also for other technology sector leaders such as Microsoft Corp. and Intel Corp., which are among our largest holdings. All together, technology stocks represented about 19% of net assets at the close of the reporting period.

Q.  AND WHY DOES THE HEALTH CARE SECTOR REMAIN A MAJOR EMPHASIS?

A.  Our health-care holdings were increased during the reporting period to


        See important fund and index disclosures on inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/98, Based on Net Assets

=======================================================================================================
TOP 10 INDUSTRIES                                            TOP 10 HOLDINGS
-------------------------------------------------------------------------------------------------------
1. Computers (Software & Services)                5.80%      1. Microsoft Corp.                   1.97%
2. Financial (Diversified)                        5.45       2. Intel Corp.                       1.86
3. Health Care (Medical Products & Supplies)      4.19       3. Merck & Co., Inc.                 1.86
4. Health Care (Diversified)                      3.66       4. MCI Communications Corp.          1.75
5. Health Care (Drugs-Major Pharmaceuticals)      3.56       5. Service Corp. International       1.29
6. Manufacturing (Diversified)                    3.02       6. Freddie Mac                       1.26
7. Broadcasting (Television, Radio & Cable)       2.96       7. Lucent Technologies, Inc.         1.25
8. Banks (Major Regional)                         2.92       8. Warner-Lambert Co.                1.10
9. Telecommunications (Long Distance)             2.61       9. Chase Manhattan Corp. (The)       1.09
10.Equipment (Semiconductors)                     2.60       10.Fannie Mae                        1.06

                                             TOTAL NUMBER OF HOLDINGS: 194

Please keep in mind that the Fund's portfolio composition is subject to change and there is no guarantee it will continue to hold any particular security.
=======================================================================================================

    about 15% of net assets.
        A major positive factor here has been the FDA's gradual streamlining of filing and approval systems. This development has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. A steady stream of new pharmaceutical products has been a significant contributor to this sector's recent good performance. For example, Merck & Co., Inc., a solid portfolio holding with such well-established products as the anti-cholesterol drug Zocor, has developed an anti-migraine drug that is currently being reviewed for marketing in the U.S.
        A consistent growth stock, Merck represents what we dub the "core" portion of the Fund, companies with proven long-term consistent earnings performance. Other portfolio holdings are companies showing momentum in their earnings growth. As corporate earnings growth has decelerated recently, we have found ourselves migrating more into core companies with reliable earnings records.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Toward the close of the reporting period, there were some cautionary signs for a few of our major holdings, especially the antitrust campaign against Microsoft and the heightened scrutiny of mergers, such as the one involving MCI Communications Corp., which planned to merge with WorldCom, Inc.
        By and large, though, the environment for the Fund appears promising. Almost unnoticed by the popular or business press, the dominance of very large-capitalization stocks had slipped somewhat by the end of this reporting period. For the three months ended April 30, 1998, the mid-cap Standard & Poor's 400 outperformed the large-cap S&P 500 index, a distinct change from the very narrow markets of the past few years. Given AIM Weingarten Fund's sizable stake in the mid-cap portion of the market, this is good news. Of course, large-cap stocks were still performing well too, so the Fund seems very well balanced to us.

Q.  AND FOR THE ECONOMY AND MARKETS IN GENERAL? WHAT'S YOUR OUTLOOK THERE?

A. For the investing environment in general, most observers do not expect dramatic change; they foresee stable interest rates, reasonable economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. No one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the close of the reporting period, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.

                      ------------------------------------

                       But we follow earnings growth for

                       individual companies, so our model

                       picks up sectors that are showing

                          relative earnings momentum.

                      ------------------------------------

        See important fund and index disclosures on inside front cover.
                                                                               3

Long-Term Performance

AIM WEINGARTEN FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the Standard & Poor's 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 4/30/98, including sales charges

A Shares

Since Inception (6/17/69)          15.38%
 20 Years                          19.68
 10 Years                          17.04
  5 Years                          18.74
  1 Year                           33.78

B Shares

Since Inception (6/15/95)          23.19%
  1 Year                           35.48

C Shares

Since Inception (8/4/97)           14.07%*
================================================================================

* Total return provided is cumulative total return that has not been annualized.

THE AIM WEINGARTEN FUND GROWTH STORY

Growth of a $10,000 Investment: June 17, 1969-April 30, 1998

------------------------------------------------------------------------------------------------------
                         AIM WEINGARTEN                                              LIPPER GROWTH
                       FUND CLASS A SHARES                 S&P 500                     FUND INDEX
------------------------------------------------------------------------------------------------------
                                                       (In Thousands)
6/17/69                    $9,444.00                      $10,000.00                   $10,000.00

4/70                       $7,576.00                      $8,610.00                     $8,147.00

4/71                      $11,339.00                      $11,381.00                   $11,091.00

4/72                      $14,477.00                      $12,149.00                   $13,032.00

4/73                      $11,603.00                      $12,416.00                   $11,038.00

4/74                       $9,842.00                      $10,845.00                    $9,335.00

4/75                      $10,382.00                      $11,013.00                    $9,373.00

4/76                      $11,407.00                      $13,342.00                   $10,682.00

4/77                      $12,080.00                      $13,451.00                   $10,533.00

4/78                      $16,156.00                      $13,912.00                   $11,676.00

4/79                      $19,867.00                      $15,405.00                   $13,476.00

4/80                      $27,403.00                      $16,994.00                   $15,597.00

4/81                      $43,205.00                      $22,301.00                   $22,488.00

4/82                      $36,883.00                      $20,670.00                   $19,966.00

4/83                      $65,713.00                      $30,788.00                   $30,664.00

4/84                      $57,791.00                      $31,299.00                   $28,638.00

4/85                      $70,366.00                      $36,816.00                   $32,779.00

4/86                     $103,121.00                      $50,140.00                   $45,074.00

4/87                     $127,515.00                      $66,444.00                   $53,356.00

4/88                     $122,037.00                      $59,359.00                    $50388.00

4/89                     $147,107.00                      $72,880.00                   $60,558.00

4/90                     $170,565.00                      $80,488.00                   $64,386.00

4/91                     $219,345.00                      $94,628.00                   $75,590.00

4/92                     $248,067.00                      $107,924.00                  $86,099.00

4/93                     $249,169.00                      $117,870.00                  $94,469.00

4/94                     $268,499.00                      $124,147.00                 $103,250.00

4/95                     $302,255.00                      $145,770.00                 $114,597.00

4/96                     $395,188.00                      $189,698.00                 $147,689.00

4/97                     $439,831.00                      $237,332.00                 $168,510.00

4/98                     $622,443.00                      $334,613.00                 $235,606.00

Past performance cannot guarantee comparable future results.
======================================================================================================


Class A shares' total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Sources: Towers Data Systems HYPO--Registered Trademark--, Fund Station.

For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS
o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.
o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.


This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-86.48%

AEROSPACE/DEFENSE-0.61%

Sundstrand Corp.                       650,000   $   44,890,625
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.36%

Universal Corp.                        700,000       26,206,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.53%

Federal-Mogul Corp.                    600,000       38,812,500
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.53%

BankAmerica Corp.                      450,000       38,250,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)            575,000       79,673,438
---------------------------------------------------------------
Citicorp                               450,000       67,725,000
---------------------------------------------------------------
                                                    185,648,438
---------------------------------------------------------------

BANKS (REGIONAL)-0.38%

North Fork Bancorporation, Inc.        750,000       27,843,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.96%

CBS Corp.                            1,100,000       39,187,500
---------------------------------------------------------------
Chancellor Media Corp.(a)              550,000       26,090,625
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              180,230       16,986,678
---------------------------------------------------------------
Comcast Corp.-Class A                1,500,000       53,718,750
---------------------------------------------------------------
Jacor Communications, Inc.(a)          400,000       22,750,000
---------------------------------------------------------------
Tele-Communications, Inc.(a)         1,800,000       58,050,000
---------------------------------------------------------------
                                                    216,783,553
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.32%

Millennium Chemicals Inc.              650,000       23,318,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.78%

Lucent Technologies, Inc.            1,200,000       91,350,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       550,000       38,981,250
---------------------------------------------------------------
                                                    130,331,250
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.17%

Compaq Computer Corp.                1,200,000       33,675,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 575,000       46,431,250
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  650,000       38,146,875
---------------------------------------------------------------
International Business Machines
  Corp.                                350,000       40,556,250
---------------------------------------------------------------
                                                    158,809,375
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.35%

Cisco Systems, Inc.(a)                 350,000       25,637,500
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.72%

EMC Corp.(a)                         1,150,000       53,043,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-5.80%

Advanced Fibre Communications,
  Inc.(a)                              800,000   $   33,900,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  500,000       46,781,250
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        950,000       34,496,875
---------------------------------------------------------------
Computer Associates
  International, Inc.                  600,000       35,137,500
---------------------------------------------------------------
Computer Sciences Corp.(a)             700,000       36,925,000
---------------------------------------------------------------
Compuware Corp.(a)                     750,000       36,656,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   740,000       23,310,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,600,000      144,200,000
---------------------------------------------------------------
Unisys Corp.(a)                      1,500,000       33,656,250
---------------------------------------------------------------
                                                    425,063,125
---------------------------------------------------------------

CONSUMER FINANCE-1.14%

Countrywide Credit Industries,
  Inc.                                 425,000       20,559,375
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              775,000       37,587,500
---------------------------------------------------------------
Providian Financial Corp.              232,900       14,017,669
---------------------------------------------------------------
SLM Holding Corp.                      263,100       11,231,081
---------------------------------------------------------------
                                                     83,395,625
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.71%

AmeriSource Health Corp.-Class
  A(a)                                 917,700       50,014,650
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          686,500       31,149,938
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       24,062,500
---------------------------------------------------------------
Sysco Corp.                            835,700       19,900,106
---------------------------------------------------------------
                                                    125,127,194
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.79%

American Power Conversion
  Corp.(a)                             600,000       19,312,500
---------------------------------------------------------------
General Electric Co.                   850,000       72,356,250
---------------------------------------------------------------
SCI Systems, Inc.(a)                    94,400        3,888,100
---------------------------------------------------------------
Symbol Technologies, Inc.              915,450       35,244,825
---------------------------------------------------------------
                                                    130,801,675
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.47%

Waters Corp.(a)                        650,000       34,775,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.42%

Altera Corp.(a)                      1,000,000       40,500,000
---------------------------------------------------------------
Intel Corp.                          1,689,700      136,548,881
---------------------------------------------------------------
                                                    177,048,881
---------------------------------------------------------------

ENTERTAINMENT-0.44%

Viacom, Inc.-Class B(a)                560,700       32,520,600
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.60%

Applied Materials, Inc.(a)           1,900,000       68,637,500
---------------------------------------------------------------
KLA-Tencor Corp.(a)                  1,075,000       43,335,938
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
EQUIPMENT (SEMICONDUCTOR)-(CONTINUED)

Lam Research Corp.(a)                1,250,000   $   38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                    1,100,000       40,150,000
---------------------------------------------------------------
                                                    190,873,438
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.38%

American Express Co.                   400,000       40,800,000
---------------------------------------------------------------
Amresco, Inc.(a)                       478,000       17,327,500
---------------------------------------------------------------
Fannie Mae                           1,300,000       77,837,500
---------------------------------------------------------------
Freddie Mac                          2,000,000       92,625,000
---------------------------------------------------------------
MBIA, Inc.                             348,400       25,999,350
---------------------------------------------------------------
MGIC Investment Corp.                  554,900       34,958,700
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       400,000       31,550,000
---------------------------------------------------------------
                                                    321,098,050
---------------------------------------------------------------

FOOTWEAR-0.30%

Wolverine World Wide, Inc.             750,000       21,656,250
---------------------------------------------------------------

HARDWARE & TOOLS-0.35%

Black & Decker Corp. (The)             500,000       25,812,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.66%

Abbott Laboratories                    643,700       47,070,563
---------------------------------------------------------------
American Home Products Corp.           550,000       51,218,750
---------------------------------------------------------------
Bristol-Myers Squibb Co.               510,000       53,996,250
---------------------------------------------------------------
Johnson & Johnson                      500,000       35,687,500
---------------------------------------------------------------
Warner-Lambert Co.                     425,000       80,404,688
---------------------------------------------------------------
                                                    268,377,751
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.82%

ICN Pharmaceuticals, Inc.            1,484,000       73,087,000
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,400,000       60,200,000
---------------------------------------------------------------
                                                    133,287,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.56%

Lilly (Eli) & Co.                      375,000       26,085,938
---------------------------------------------------------------
Merck & Co., Inc.                    1,128,900      136,032,450
---------------------------------------------------------------
Pfizer Inc.                            366,500       41,712,281
---------------------------------------------------------------
Schering-Plough Corp.                  717,200       57,465,650
---------------------------------------------------------------
                                                    261,296,319
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.07%

Columbia/HCA Healthcare Corp.          900,000       29,643,750
---------------------------------------------------------------
Quorum Health Group, Inc.(a)         1,000,000       32,125,000
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      290,600       16,727,663
---------------------------------------------------------------
                                                     78,496,413
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.74%

Health Care and Retirement
  Corp.(a)                             442,350       18,025,763
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (LONG TERM CARE)-(CONTINUED)

HEALTHSOUTH Corp.(a)                 1,200,000   $   36,225,000
---------------------------------------------------------------
                                                     54,250,763
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.19%

Arterial Vascular Engineering,
  Inc.(a)(b)                         1,648,000       58,298,000
---------------------------------------------------------------
Baxter International Inc.              528,100       29,276,544
---------------------------------------------------------------
Becton, Dickinson & Co.              1,000,000       69,625,000
---------------------------------------------------------------
Biomet, Inc.                         1,010,800       30,324,000
---------------------------------------------------------------
Guidant Corp.                          467,400       31,257,375
---------------------------------------------------------------
Medtronic, Inc.                        300,000       15,787,500
---------------------------------------------------------------
Stryker Corp.                          766,500       34,492,500
---------------------------------------------------------------
Sybron International Corp.(a)        1,430,700       37,913,550
---------------------------------------------------------------
                                                    306,974,469
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.75%

Furniture Brands International,
  Inc.(a)                              559,900       16,447,063
---------------------------------------------------------------
Maytag Corp.                           750,000       38,625,000
---------------------------------------------------------------
                                                     55,072,063
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.27%

Colgate-Palmolive Co.                  425,000       38,117,187
---------------------------------------------------------------
Dial Corp. (The)                       750,000       18,281,250
---------------------------------------------------------------
Procter & Gamble Co. (The)             450,000       36,984,375
---------------------------------------------------------------
                                                     93,382,812
---------------------------------------------------------------

HOUSEWARES-0.27%

Sunbeam Corp.                          800,000       20,100,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

Equitable Companies, Inc.              390,000       23,936,250
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         627,900       27,235,163
---------------------------------------------------------------
Torchmark Corp.                        375,000       16,710,938
---------------------------------------------------------------
                                                     67,882,351
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.22%

Ace, Ltd.                              570,000       21,588,750
---------------------------------------------------------------
Allmerica Financial Corp.              400,000       25,050,000
---------------------------------------------------------------
American International Group,
  Inc.                                 220,000       28,943,750
---------------------------------------------------------------
Lincoln National Corp.                 169,100       15,018,193
---------------------------------------------------------------
Travelers Group, Inc.                1,173,750       71,818,828
---------------------------------------------------------------
                                                    162,419,521
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.94%

Allstate Corp.                         199,100       19,163,375
---------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                                 231,000        9,528,750
---------------------------------------------------------------
Fremont General Corp.                  400,000       22,300,000
---------------------------------------------------------------
Old Republic International Corp.       390,000       17,647,500
---------------------------------------------------------------
                                                     68,639,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INVESTMENT
  BANKING/BROKERAGE-0.51%

Merrill Lynch & Co., Inc.              425,000   $   37,293,750
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.03%

Franklin Resources, Inc.               700,000       37,450,000
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         500,000       37,750,000
---------------------------------------------------------------
                                                     75,200,000
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.93%

Harley-Davidson, Inc.                  734,400       26,438,400
---------------------------------------------------------------
Mattel, Inc.                         1,089,700       41,749,131
---------------------------------------------------------------
                                                     68,187,531
---------------------------------------------------------------

LODGING-HOTELS-1.05%

Carnival Corp.-Class A                 800,000       55,650,000
---------------------------------------------------------------
Host Marriott Corp.(a)                 315,800        6,138,362
---------------------------------------------------------------
Promus Hotel Corp.(a)                  342,350       15,469,941
---------------------------------------------------------------
                                                     77,258,303
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.12%

Ingersoll-Rand Co.                     188,600        8,687,388
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.50%

Crane Co.                              291,900       15,707,869
---------------------------------------------------------------
Thermo Electron Corp.(a)               900,000       35,831,250
---------------------------------------------------------------
Tyco International Ltd.                800,000       43,600,000
---------------------------------------------------------------
U.S. Industries, Inc.                  882,100       23,926,963
---------------------------------------------------------------
United Technologies Corp.              650,000       63,984,375
---------------------------------------------------------------
                                                    183,050,457
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.57%

BJ Services Co.(a)                     750,000       28,125,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                250,000       16,609,375
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        450,000       22,781,250
---------------------------------------------------------------
ENSCO International, Inc.              650,000       18,362,500
---------------------------------------------------------------
Halliburton Co.                        425,000       23,375,000
---------------------------------------------------------------
Santa Fe International Corp.           575,000       22,532,812
---------------------------------------------------------------
Western Atlas Inc.(a)                  721,400       56,990,600
---------------------------------------------------------------
                                                    188,776,537
---------------------------------------------------------------

PERSONAL CARE-1.14%

Avon Products, Inc.                    597,000       49,065,937
---------------------------------------------------------------
Gillette Co.                           300,000       34,631,250
---------------------------------------------------------------
                                                     83,697,187
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.54%

Xerox Corp.                            350,000       39,725,000
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.37%

AES Corp.(a)                           492,700       27,190,880
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
PUBLISHING (NEWSPAPERS)-0.42%

Gannett Co., Inc.                      375,000   $   25,523,438
---------------------------------------------------------------
New York Times Co.-Class A              77,200        5,476,375
---------------------------------------------------------------
                                                     30,999,813
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.02%

Crescent Real Estate Equities,
  Co.                                  625,000       21,328,125
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 700,000       17,675,000
---------------------------------------------------------------
Starwood Hotels & Resorts              714,144       35,841,102
---------------------------------------------------------------
                                                     74,844,227
---------------------------------------------------------------

RESTAURANTS-0.51%

McDonald's Corp.                       600,000       37,125,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.24%

Home Depot, Inc.                       755,250       52,584,280
---------------------------------------------------------------
Lowe's Companies, Inc.                 550,000       38,465,625
---------------------------------------------------------------
                                                     91,049,905
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.93%

Circuit City Stores-Circuit City
  Group                                850,000       34,531,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          742,400       33,872,000
---------------------------------------------------------------
                                                     68,403,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.77%

Federated Department Stores,
  Inc.(a)                              375,000       18,445,312
---------------------------------------------------------------
Proffitt's, Inc.(a)                    950,000       37,762,500
---------------------------------------------------------------
                                                     56,207,812
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.42%

Family Dollar Stores, Inc.             200,400        6,813,600
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       24,314,062
---------------------------------------------------------------
                                                     31,127,662
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.68%

CVS Corp.                              350,000       25,812,500
---------------------------------------------------------------
Rite Aid Corp.                         750,000       24,093,750
---------------------------------------------------------------
                                                     49,906,250
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.08%

Albertson's, Inc.                      525,000       26,250,000
---------------------------------------------------------------
Kroger Co.(a)                          958,000       40,116,250
---------------------------------------------------------------
Safeway, Inc.(a)                       340,600       13,027,950
---------------------------------------------------------------
                                                     79,394,200
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-2.41%

Costco Companies, Inc.(a)              725,000       40,509,375
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       37,107,813
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    800,000       35,900,000
---------------------------------------------------------------
Kmart Corp.(a)                       2,186,000       38,118,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Wal-Mart Stores, Inc.                  500,000   $   25,281,250
---------------------------------------------------------------
                                                    176,916,813
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.27%

Bed Bath & Beyond, Inc.(a)             282,500       13,913,125
---------------------------------------------------------------
Office Depot, Inc.(a)                1,370,700       45,404,437
---------------------------------------------------------------
Staples, Inc.(a)                     1,366,800       33,742,875
---------------------------------------------------------------
                                                     93,060,437
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.24%

Brylane Inc.(a)                         89,000        5,228,750
---------------------------------------------------------------
Gap, Inc.                              625,000       32,148,437
---------------------------------------------------------------
Intimate Brands, Inc.                  845,800       24,528,200
---------------------------------------------------------------
TJX Companies, Inc.                    650,000       28,762,500
---------------------------------------------------------------
                                                     90,667,887
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.47%

Ahmanson (H.F.) & Co.                  225,000       17,156,250
---------------------------------------------------------------
Washington Mutual, Inc.                250,000       17,515,624
---------------------------------------------------------------
                                                     34,671,874
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.34%

Outdoor Systems, Inc.(a)               790,350       25,093,613
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.75%

H&R Block, Inc.                        750,000       33,750,000
---------------------------------------------------------------
Service Corp. International          2,292,000       94,545,000
---------------------------------------------------------------
                                                    128,295,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.03%

Ciber, Inc.(a)                          71,900        2,336,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.08%

Equifax, Inc.                        1,276,400       49,380,725
---------------------------------------------------------------
Fiserv, Inc.(a)                        460,400       30,098,650
---------------------------------------------------------------
                                                     79,479,375
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.37%

AccuStaff, Inc.(a)                     761,200       27,308,050
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.61%

AT&T Corp.                           1,050,000       63,065,625
---------------------------------------------------------------
MCI Communications Corp.             2,552,400      128,417,625
---------------------------------------------------------------
                                                    191,483,250
---------------------------------------------------------------

TEXTILES (APPAREL)-0.96%

Tommy Hilfiger Corp.(a)                630,000       38,430,000
---------------------------------------------------------------
Warnaco Group, Inc. (The)              750,000       31,687,500
---------------------------------------------------------------
                                                     70,117,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WASTE MANAGEMENT-0.59%

Waste Management, Inc.               1,300,000   $   43,550,000
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $4,509,190,967)                       6,340,782,867
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCK-0.57%

FINANCIAL (DIVERSIFIED)-0.57%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.
  (Cost $27,289,579)                   400,000       42,000,000
---------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS &         PRINCIPAL
  NOTES-0.54%                           AMOUNT

ELECTRICAL EQUIPMENT-0.54%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06
  (acquired 10/31/96-12/06/96;
  cost $27,581,905)(c)             $22,050,000   $   39,380,418
---------------------------------------------------------------

                                     SHARES
FOREIGN STOCKS & OTHER
EQUITY INTERESTS-7.42%

CANADA-0.99%

Bank of Montreal (Banks-Major
  Regional)                            276,000   $   15,056,124
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)              750,000       36,843,750
---------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)                            344,800       20,593,713
---------------------------------------------------------------
                                                     72,493,587
---------------------------------------------------------------

FINLAND-0.64%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           559,000       37,502,642
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           141,400        9,456,125
---------------------------------------------------------------
                                                     46,958,767
---------------------------------------------------------------

FRANCE-2.37%

Alcatel Alsthom
  (Manufacturing-Diversified)          205,000       38,026,119
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               670,000       56,511,396
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)          600,000       27,848,944
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            245,000       51,029,780
---------------------------------------------------------------
                                                    173,416,239
---------------------------------------------------------------

GERMANY-0.18%

Adidas Salomon A.G. (Footwear)          78,800       13,066,718
---------------------------------------------------------------

ITALY-0.81%

Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)   6,000,000     34,373,783
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)    3,333,333       25,112,671
---------------------------------------------------------------
                                                     59,486,454
---------------------------------------------------------------

NETHERLANDS-0.92%

Akzo Nobel N.V.
  (Chemicals-Diversified)              135,750       27,619,054
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NETHERLANDS-(CONTINUED)

Philips Electronics N.V.
  (Household Furniture &
  Appliances)                          450,000   $   39,651,502
---------------------------------------------------------------
                                                     67,270,556
---------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           676,700       34,807,755
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B
  (Communications Equipment)            98,900        5,211,987
---------------------------------------------------------------
                                                     40,019,742
---------------------------------------------------------------

SWITZERLAND-0.97%

UBS-Union Bank of Switzerland
  (Banks-Major Regional)                44,000       70,836,276
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $399,121,244)                                 543,548,339
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                      AMOUNT          VALUE
REPURCHASE AGREEMENTS-4.51%(d)

Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(e)               $    698,048   $      698,048
----------------------------------------------------------------
Goldman, Sachs & Co., 5.30%,
  05/01/98(f)                       300,000,000      300,000,000
----------------------------------------------------------------
HSBC Securities, Inc., 5.45%,
  05/01/98(g)                        30,000,000       30,000,000
----------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $330,698,048)                            330,698,048
----------------------------------------------------------------
TOTAL INVESTMENTS-99.52%                           7,296,409,672
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.48%                                   35,421,766
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $7,331,831,438
================================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options written. See Note 7.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 04/30/98 represented 0.54% of the Fund's net assets.
(d)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e)Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f)Joint repurchase agreement entered into 04/30/98 with a maturing value of $434,638,319. Collateralized by $432,438,000 U.S. Government obligations, 3.625% to 7.125% due 09/30/99 to 08/15/23 with an aggregate market value at 04/30/98 of $443,699,960.
(g)Joint repurchase agreement entered into 04/30/98 with a maturing value of $30,004,542. Collateralized by $31,320,000 U.S. Government obligations, 0% due 10/08/98 with an aggregate market value at 04/30/98 of $30,601,206.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $5,293,881,743)                         $7,296,409,672
--------------------------------------------------------
Foreign currencies, at value (cost
  $1,200,210)                                  1,190,746
--------------------------------------------------------
Receivables for:
  Investments sold                            53,437,831
--------------------------------------------------------
  Capital stock sold                           7,062,678
--------------------------------------------------------
  Dividends and interest                       5,219,566
--------------------------------------------------------
Investment for deferred compensation
  plan                                            90,768
--------------------------------------------------------
Other assets                                     156,485
--------------------------------------------------------
    Total assets                           7,363,567,746
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       11,467,275
--------------------------------------------------------
  Options written                                501,572
--------------------------------------------------------
  Capital stock reacquired                    11,731,770
--------------------------------------------------------
  Deferred compensation                           90,768
--------------------------------------------------------
Accrued advisory fees                          3,538,625
--------------------------------------------------------
Accrued administrative services fees              28,529
--------------------------------------------------------
Accrued directors' fees                           11,324
--------------------------------------------------------
Accrued distribution fees                      2,166,265
--------------------------------------------------------
Accrued transfer agent fees                    1,024,930
--------------------------------------------------------
Accrued operating expenses                     1,175,250
--------------------------------------------------------
    Total liabilities                         31,736,308
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $7,331,831,438
========================================================

NET ASSETS:

Class A                                   $6,585,111,025
========================================================
Class B                                   $  659,963,917
========================================================
Class C                                   $   12,914,474
========================================================
Institutional Class                       $   73,842,022
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                288,013,829
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 29,551,565
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    578,077
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,168,169
========================================================
Class A:

  Net asset value and redemption price
    per share                             $        22.86
========================================================
  Offering price per share:
      (Net asset value of
         $22.86 divided by 94.50%)        $        24.19
========================================================
Class B:

  Net asset value and offering price per
    share                                 $        22.33
========================================================
Class C:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        23.31
========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $530,841 foreign
  withholding tax)                          $   27,729,747
----------------------------------------------------------
Interest                                        13,884,800
----------------------------------------------------------
    Total investment income                     41,614,547
----------------------------------------------------------

EXPENSES:

Advisory fees                                   21,094,936
----------------------------------------------------------
Administrative services fees                       134,422
----------------------------------------------------------
Custodian fees                                     452,161
----------------------------------------------------------
Directors' fees                                     34,008
----------------------------------------------------------
Distribution fees-Class A                        9,063,792
----------------------------------------------------------
Distribution fees-Class B                        2,767,704
----------------------------------------------------------
Distribution fees-Class C                           34,347
----------------------------------------------------------
Transfer agent fees-Class A                      3,725,436
----------------------------------------------------------
Transfer agent fees-Class B                        566,561
----------------------------------------------------------
Transfer agent fees-Class C                          9,240
----------------------------------------------------------
Transfer agent fees-Institutional Class              2,970
----------------------------------------------------------
Other                                              688,670
----------------------------------------------------------
    Total expenses                              38,574,247
----------------------------------------------------------
Less: Fees waived by advisor                    (1,385,142)
----------------------------------------------------------
    Expenses paid indirectly                       (46,271)
----------------------------------------------------------
    Net expenses                                37,142,834
----------------------------------------------------------
Net investment income                            4,471,713
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        573,504,010
----------------------------------------------------------
  Foreign currencies                               338,057
----------------------------------------------------------
  Futures contracts                             20,742,644
----------------------------------------------------------
  Option contracts                             (10,168,430)
----------------------------------------------------------
                                               584,416,281
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        533,325,625
----------------------------------------------------------
  Foreign currencies                               (22,793)
----------------------------------------------------------
  Futures contracts                                264,000
----------------------------------------------------------
  Option contracts                                 957,635
----------------------------------------------------------
                                               534,524,467
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                1,118,940,748
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,123,412,461
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    4,471,713    $    1,100,893
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     584,416,281       933,882,009
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             534,524,467       438,536,902
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    1,123,412,461     1,373,519,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --       (14,688,010)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (444,894)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (849,671,209)     (552,547,910)
----------------------------------------------------------------------------------------------
  Class B                                                        (74,924,739)      (32,151,485)
----------------------------------------------------------------------------------------------
  Class C                                                           (567,891)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (9,053,017)       (6,655,833)
----------------------------------------------------------------------------------------------
Net equalization credits (charges) (See Note 1):
  Class A                                                                 --           436,828
----------------------------------------------------------------------------------------------
  Class B                                                                 --            62,469
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (91,147)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        605,894,028       126,373,106
----------------------------------------------------------------------------------------------
  Class B                                                        156,244,190       166,861,272
----------------------------------------------------------------------------------------------
  Class C                                                          9,914,560         2,401,569
----------------------------------------------------------------------------------------------
  Institutional Class                                              9,445,736        (7,373,537)
----------------------------------------------------------------------------------------------
       Net increase in net assets                                970,694,119     1,055,702,232
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,361,137,319     5,305,435,087
----------------------------------------------------------------------------------------------
  End of period                                               $7,331,831,438    $6,361,137,319
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,747,625,830    $3,937,446,869
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,307,555        28,516,289
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    575,813,993       925,614,568
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   2,004,084,060     1,469,559,593
----------------------------------------------------------------------------------------------
                                                              $7,331,831,438    $6,361,137,319
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Equalization--The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $28,680,447 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1998, AIM waived fees of $1,385,142. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $134,422 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $3,350,741 with respect to the Class A, Class B, and

Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $2,018 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $952 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $9,063,792, $2,767,704, and $34,347, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $863,459 from sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $20,702 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $5,831 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $37,433 and $8,838, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $46,271 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1998 was $3,608,085,490 and $3,861,426,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,059,851,632
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (63,648,258)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,996,203,374
==========================================================

Cost of investments for tax purposes is $5,300,206,298.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                              3,000     $  1,216,939
---------------------------------------------------------------------------------------
Written                                                        123,193       38,537,794
---------------------------------------------------------------------------------------
Closed                                                         (65,164)     (23,494,987)
---------------------------------------------------------------------------------------
Exercised                                                      (36,794)      (8,353,416)
---------------------------------------------------------------------------------------
Expired                                                        (16,592)      (5,830,183)
---------------------------------------------------------------------------------------
End of period                                                    7,643     $  2,076,147
=======================================================================================

Open call option contracts written at April 30, 1998 were as follows:

                                                                                                  APRIL 30,
                                                    CONTRACT   STRIKE   NUMBER OF    PREMIUM         1998        UNREALIZED
                                                     MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   APPRECIATION
                      ISSUE                         --------   ------   ---------   ----------   ------------   ------------
Arterial Vascular Engineering, Inc.                   May        40      7,643      $2,076,147     $501,572      $1,574,575
============================================================================================================================

NOTE 8-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                                                 PUT OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF       PREMIUMS
                                                              CONTRACTS         PAID
                                                              ---------     ------------
Beginning of period                                                 --                --
----------------------------------------------------------------------------------------
Purchased                                                       55,429      $ 15,868,426
----------------------------------------------------------------------------------------
Closed                                                         (33,432)      (10,182,918)
----------------------------------------------------------------------------------------
Expired                                                        (21,997)       (5,685,508)
----------------------------------------------------------------------------------------
End of period                                                        0      $          0
========================================================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                                                        APRIL 30,                       OCTOBER 31,
                                                                          1998                              1997
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    ---------------
Sold:
  Class A                                                      31,189,960    $  669,765,639     36,066,523    $   748,100,033
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,690,989       119,693,104      9,401,446        192,004,936
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        519,820        10,957,161        117,736          2,708,502
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             224,814         5,023,383        377,655          7,900,669
-----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                      41,124,131       799,035,141     29,415,559        528,061,835
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,748,457        71,332,604      1,715,350         30,687,644
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         28,544           543,474             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             448,039         8,857,736        313,585          5,650,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (40,094,880)     (862,906,752)   (56,267,501)    (1,149,788,762)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,645,109)      (34,781,518)    (2,748,694)       (55,831,308)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (74,391)       (1,586,075)       (13,632)          (306,933)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (199,970)       (4,435,383)      (951,830)       (20,925,009)
-----------------------------------------------------------------------------------------------------------------------------
                                                               40,960,404    $  781,498,514     17,426,197    $   288,262,410
=============================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                            OCTOBER 31,
                                                   APRIL 30,       --------------------------------------------------------------
                                                      1998            1997         1996         1995         1994         1993
                                                   ----------      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period               $    22.72      $    20.19   $    20.33   $    17.82   $    17.62   $    16.68
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income                                  0.02            0.01         0.06           --         0.07         0.10
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
  Net gains on securities (both realized and
    unrealized)                                          3.47            4.82         2.51         4.36         0.57         0.93
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
    Total from investment operations                     3.49            4.83         2.57         4.36         0.64         1.03
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income                     --           (0.06)          --        (0.07)       (0.11)       (0.09)
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
  Distributions from net realized gains                 (3.35)          (2.24)       (2.71)       (1.78)       (0.33)          --
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
    Total distributions                                 (3.35)          (2.30)       (2.71)       (1.85)       (0.44)       (0.09)
-------------------------------------------------  ----------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                     $    22.86      $    22.72   $    20.19   $    20.33   $    17.82   $    17.62
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Total return(a)                                         17.94%          26.83%       14.81%       28.20%        3.76%        6.17%
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $6,585,111      $5,810,582   $4,977,493   $4,564,730   $3,965,858   $4,999,983
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Ratio of expenses to average net assets(b)               1.05%(c)(d)     1.07%        1.12%        1.17%        1.21%        1.13%
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Ratio of net investment income (loss) to average
  net assets(e)                                          0.20%(c)        0.07%        0.33%       (0.02)%       0.45%        0.62%
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Portfolio turnover rate                                    57%            128%         159%         139%         136%         109%
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Average brokerage commission rate paid(f)          $   0.0607      $   0.0618   $   0.0615          N/A          N/A          N/A
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Borrowings for the period:
Amount of debt outstanding at end of period (000s
  omitted)                                                 --              --           --           --           --           --
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Average amount of debt outstanding during the
  period (000s omitted)(g)                                 --              --           --   $      593           --           --
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Average number of shares outstanding during the
  period (000s omitted)(g)                            282,646         262,563      248,189      229,272      249,351      314,490
=================================================  ==========      ==========   ==========   ==========   ==========   ==========
Average amount of debt per share during the
  period                                                   --              --           --   $   0.0026           --           --
=================================================  ==========      ==========   ==========   ==========   ==========   ==========

(a) Does not deduct sales charges and are not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.09% (annualized), 1.11%, 1.15%, 1.19%, 1.24% and 1.17% for 1998-1993.

(c) Ratios are annualized and based on average net assets of $6,092,604,056.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.15% (annualized), 0.03%, 0.30%, (0.04%), 0.42% and
    0.58% for 1998-1993.

(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(g) Averages computed on a daily basis.

                                                                        CLASS B                                  CLASS C
                                                     ----------------------------------------------     -------------------------
                                                                              OCTOBER 31,
                                                     APRIL 30,      -------------------------------     APRIL 30,     OCTOBER 31,
                                                       1998           1997       1996        1995         1998           1997
                                                     ---------      --------   --------    --------     ---------     -----------
Net asset value, beginning of period                 $  22.34       $  19.98   $  20.28    $  18.56     $  22.34       $  22.83
---------------------------------------------------  --------       --------   --------    --------     --------       --------
Income from investment operations:
  Net investment income (loss)                          (0.06)(a)      (0.15)(a)    (0.05)(a)    (0.03)    (0.06)(a)      (0.04)(a)
---------------------------------------------------  --------       --------   --------    --------     --------       --------
  Net gains (losses) on securities (both realized
    and unrealized)                                      3.40           4.75       2.46        1.75         3.41          (0.45)
---------------------------------------------------  --------       --------   --------    --------     --------       --------
    Total from investment operations                     3.34           4.60       2.41        1.72         3.35          (0.49)
---------------------------------------------------  --------       --------   --------    --------     --------       --------
Distributions from net realized gains                   (3.35)         (2.24)     (2.71)         --        (3.35)            --
---------------------------------------------------  --------       --------   --------    --------     --------       --------
Net asset value, end of period                       $  22.33       $  22.34   $  19.98    $  20.28     $  22.34       $  22.34
---------------------------------------------------  --------       --------   --------    --------     --------       --------
Total return(b)                                         17.52%         25.78%     13.95%       9.27%       17.57%         (2.15)%
---------------------------------------------------  --------       --------   --------    --------     --------       --------
Ratios/supplemental data:
Net assets, end of period (000's omitted)            $659,964       $486,105   $267,459    $ 42,238     $ 12,914       $  2,326
===================================================  ========       ========   ========    ========     ========       ========
Ratio of expenses to average net assets(c)               1.84%(d)(e)    1.87%      1.95%       1.91%(f)     1.84%(d)(e)    1.84%(f)
===================================================  ========       ========   ========    ========     ========       ========
Ratio of net investment income (loss) to average
  net assets(g)                                         (0.59)%(d)     (0.73)%    (0.50)%     (0.76)%(f)   (0.59)%(d)     (0.70)%(f)
===================================================  ========       ========   ========    ========     ========       ========
Portfolio turnover rate                                    57%           128%       159%        139%          57%           128%
===================================================  ========       ========   ========    ========     ========       ========
Average brokerage commission rate paid(h)            $ 0.0607       $ 0.0618   $ 0.0615         N/A     $ 0.0607       $ 0.0618
===================================================  ========       ========   ========    ========     ========       ========
Borrowings for the period:
Amount of debt outstanding at end of period (000s
  omitted)                                                 --             --         --          --           --             --
===================================================  ========       ========   ========    ========     ========       ========
Average amount of debt outstanding during the
  period (000s omitted)(i)                                 --             --         --    $      3           --             --
===================================================  ========       ========   ========    ========     ========       ========
Average number of shares outstanding during the
  period (000s omitted)(i)                             26,430         18,505      7,956       1,036          327         41,282
===================================================  ========       ========   ========    ========     ========       ========
Average amount of debt per share during the period         --             --         --    $ 0.0029           --             --
===================================================  ========       ========   ========    ========     ========       ========

(a)  Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.88% (annualized), 1.91%, 1.98% and 1.94% (annualized) for 1998-1995 for
     Class B and 1.88% (annualized) and 1.88% (annualized) for 1998-1997 for Class C.

(d) Ratios are annualized and based on average net assets of $558,128,245 and $6,926,287 for Class B and Class C, respectively.

(e) Ratios include expenses paid indirectly. Excluding expenses paid indirectly, the ratios of expenses to average net assets would have been 1.83% (annualized) and 1.83% (annualized) for Class B and Class C, respectively.

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.63)% (annualized), (0.77)%, (0.53)% and (0.79)%
     (annualized) for 1998-1995 for Class B and (0.63)% (annualized) and (0.74)% (annualized) for 1998-1997 for Class C.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(i)  Averages computed on a daily basis.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                       OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                               11 Greenway Plaza
Chairman                                          Chairman                                       Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                      INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                                 A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer            11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                Carol F. Relihan                               Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                     SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                          A I M Capital Management, Inc.
                                                                                                 11 Greenway Plaza
Edward K. Dunn Jr.                                Jonathan C. Schoolar                           Suite 100
Chairman, Mercantile Mortgage Corp.;              Senior Vice President                          Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton                                 TRANSFER AGENT
President, Mercantile Bankshares                  Vice President and Assistant Treasurer
                                                                                                 A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                                P.O. Box 4739
Chief Executive Officer                           Vice President                                 Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Renee A. Bamford                               CUSTODIAN
of the U.S. House of Representatives              Assistant Secretary
                                                                                                 State Street Bank and Trust Company
Carl Frischling                                   P. Michelle Grace                              225 Franklin Street
Partner                                           Assistant Secretary                            Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                               COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                            Ballard Spahr
A I M Management Group Inc.                       Nancy L. Martin                                Andrews & Ingersoll, LLP
                                                  Assistant Secretary                            1735 Market Street
John F. Kroeger                                                                                  Philadelphia, PA 19103
Formerly Consultant                               Ofelia M. Mayo
Wendell & Stockel Associates, Inc.                Assistant Secretary                            COUNSEL TO THE DIRECTORS

Lewis F. Pennock                                  Lisa A. Moss                                   Kramer, Levin, Naftalis & Frankel
Attorney                                          Assistant Secretary                            919 Third Avenue
                                                                                                 New York, NY 10022
Ian W. Robinson                                   Kathleen J. Pflueger
Consultant; Formerly Executive                    Assistant Secretary                            DISTRIBUTOR
Vice President and
Chief Financial Officer                           Samuel D. Sirko                                A I M Distributors, Inc.
Bell Atlantic Management                          Assistant Secretary                            11 Greenway Plaza
Services, Inc.                                                                                   Suite 100
                                                  Stephen I. Winer                               Houston, TX 77046
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Mary J. Benson
Limited Partnership                               Assistant Treasurer

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                 --------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                                 --------------

                                                                          THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                          FOR AGGRESSIVE GROWTH
                                                                          AIM Aggressive Growth Fund*
                                                                          AIM Asian Growth Fund
            [PHOTO OF                                                     AIM Capital Development Fund
          11 GREENWAY PLAZA                                               AIM Constellation Fund
           APPEARS HERE]                                                  AIM European Development Fund
                                                                          AIM Global Aggressive Growth Fund

                                                                          FOR GROWTH OF CAPITAL
                                                                          AIM Advisor International Value Fund
                                                                          AIM Blue Chip Fund
                                                                          AIM Global Growth Fund
                                                                          AIM International Equity Fund
                                                                          AIM Select Growth Fund **
                                                                          AIM Value Fund
                                                                          AIM Weingarten Fund

                                                                          FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                          AIM Advisor Flex Fund
                                                                          AIM Advisor Large Cap Value Fund
                                                                          AIM Advisor MultiFlex Fund
                                                                          AIM Advisor Real Estate Fund
                                                                          AIM Balanced Fund
                                                                          AIM Charter Fund
                                                                          AIM Global Utilities Fund

                                                                          FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                                          AIM High Yield Fund
                                                                          AIM Global Income Fund
                                                                          AIM Income Fund

                                                                          FOR CURRENT TAX-FREE INCOME
                                                                          AIM High Income Municipal Fund
                                                                          AIM Municipal Bond Fund
                                                                          AIM Tax-Exempt Bond Fund of Connecticut
                                                                          AIM Tax-Free Intermediate Fund

                                                                          FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                          AIM Intermediate Government Fund
                                                                          AIM Limited Maturity Treasury Fund
                                                                          AIM Money Market Fund
                                                                          AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided leadership in
the mutual fund industry since 1976 and managed approximately             *AIM Aggressive Growth Fund was closed to new investors
$89 billion in assets for more than 4.4 million shareholders,             on June 5, 1997. ** On May 1, 1998, AIM Growth Fund was
including individual investors, corporate clients, and financial          renamed AIM Select Growth Fund. For more complete
institutions as of March 31, 1998. The AIM Family of Funds                information about any AIM Fund(s), including sales
--Registered Trademark-- is distributed nationwide, and                   charges and expenses, ask your financial consultant or
AIM today ranks among the nation's top 15 mutual fund                     securities dealer for a free prospectus(es). Please read
companies in assets under management, according to Lipper                 the prospectus(es) carefully before you invest or
Analytical Services, Inc.                                                 send money.
                                                                                      INVEST WITH DISCIPLINE-SM-